UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 18, 2024

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 18, 2024, the Board of Directors of PPG Industries, Inc. (the “Company”) approved the amendments to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) described below, effective immediately.

Article I of the Amended and Restated Bylaws has been amended to include language referencing the right of shareholders to call a special meeting. This language would only be effective if the Company’s shareholders approve amending PPG’s Articles of Incorporation to provide shareholders holding a combined 25 percent of the Company’s outstanding voting power to call a special meeting at the Company’s 2024 Annual Meeting of Shareholders. Article I has also been amended to include language (i) allowing the notice of adjournment of a meeting of shareholders that is held virtually to be given by filing the notice with the Securities and Exchange Commission if the notice cannot be given during the meeting and (ii) allowing the required list of registered shareholders that must be present at a meeting of shareholders only to be provided to the judges of election and not to all shareholders in attendance at the meeting.

Article V, Section 5.2 has been amended to clarify the authority of Vice Presidents who have been appointed as officers of the Company to sign certain documents enumerated in this section.

Article VIII, Section 8.4 has been amended to bring it into conformity with recent amendments to the Pennsylvania Business Corporation Law and to provide that claims arising under the Securities Act of 1933, as amended, must be brought only in federal court.

The amendments also include various conforming, technical and non-substantive changes.

The foregoing summary of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of PPG Industries, Inc., as amended on January 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: January 19, 2024	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
Chairman and Chief Executive Officer